World's Leader and Trailblazer in Industrial Ceramic Valves



SHENGKAI INNOVATIONS, INC.
(SKII.OB)

Investor Presentation
June 2009

Safe Harbor Statement

This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the projected financial information or the accuracy of any other forward-looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward-looking statements are derived. The Company does not have any obligation to update or revise any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.



Company Overview



Corporate History	Headquartered - Tianjin, P.R.C.; Founded 1994. Profitable since 1996. Public in June 2008.
Market Leader	Leading manufacturer of ceramic valves globally, largest in the PRC.
Strong Product Portfolio	Over 700 products in 32 series under 9 categories.
Broad Customer Base	Over 300 customers and are a preferred supplier to SINOPEC and PetroChina.
Certifications	DNV and ISO9001 audit programs, API authentication and CE certification.


Revenue ($ MM)
CAGR=53.8%
13.8%
13.7
23.1
32.4
24
27.3
FY2006
FY2007
FY2008
9 mos. FY2008
9 mos. FY2009


Net Income ($ MM)
CAGR=55.5%
19.5%
4.2
6.6
10.1
13.0
7.7
9.2
FY2006
FY2007
FY2008
FY2009*
9 mos. FY2008
9 mos. FY2009

** Make good for FY 2009*



Equity Snapshot



Ticker Symbol	SKII.OB
Price (5/29/09)	$2.75
Market Cap	$82 MM
Common Shares Outstanding	22.1 MM
Preferred Shares Outstanding	7.9 MM
Revenue (ttm)	$35.6 MM
Net income (ttm)	$11.6 MM
EPS (ttm)[1]	$0.39
P/E (ttm)[1,2]	7.1
Forward P/E[3]	6.4
EV/EBITDA (ttm)[2]	3.7
Fiscal Year End	June 30

1. *Before a non-cash preferred dividend, please see the reconciliation table at the end of this presentation*
2. *Calculated using a share count of 29,999,868 shares*
3. *Calculated using EPS derived from $13.0 million earnings threshold for FY 2009 and a share count of 29,999,868.*

Note: Trailing twelve months as of 12 months ended March 31, 2009



Valve Overview



Valve

- A device that controls the movement of liquid, gas, or loose material in bulk.
- Can control flow, rate, volume, pressure or direction of liquids, gases, slurries or dry materials through a pipeline, chute or similar passageway.
- Indispensable to virtually all manufacturing processes, energy production and supply systems.
- Often operates in harsh environments, from highly corrosive chemicals to superheated steam, abrasive slurries, toxic gases and radioactive materials.


Gate
Valve

Large market primarily driven by replacement
Global market of valve sales reached approximately $45 billion in 2007[1]






[1]2007 data, McIlvaine report (2008)



Large Fragmented Market in China



PRC Valve Sales[1]


($US Bn)
14
12
10
8
6
4
2
0
CAGR: 30%
5.36
7.25
9.43
12.25
2006
2007
2008E
2009E

China is a net valve exporter

- 2007 valve sales are approximately US$7.25 billion, up 35% [1]
- 2007 total industrial value was US$13.56 billion, up 28% [2]

Fragmented industry with over 6,000 valve manufacturers in the PRC[2]

- Sales of top 10 valve manufacturers were ~ *$625M*[3]
- 1,721 valve companies with revenue $732K (2007)[2]

1. *P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)*
2. *Source: China Valve & Faucet Industry Report, 2008; National Bureau of Statistics*
3. *China Valve Industrial Association, 2006 data*



Valve Market Segmentation & Growth Drivers



The PRC Valve Market per Segment and CAGR



2006
2009E
(US $ Bn)
3
2.5
2
1.5
1
0.5
0
28.4%
2.41
1.13
33.6%
1.54
0.64
28.8%
2.82
1.31
33.7%
1.81
0.75
35.1%
1.07
0.43
29.5%
2.41
1.1
Power Generation
Petrochemicals
Oil
Water Supply
Metallurgy
Other

Industries Driving Growth

Power Generation	Petrochemicals	Water Treatment
Total power generating capacity expected to reach up to 1.1 bn kW in 2020 from 600 mm kW in 2007	Develop 80-100 mm MT/year projects in the petrochemical industry during the 11th Five –Year Plan (2006-2010)	11th Five Year Plan (2006-2010): Targeted wastewater treatment rate of 70% in cities by 2011, up from 37% in 2005

Sources: PRC General Machinery Industry Association, Valve Sector Sales in China, PRC; Eleventh Five-Year Plan (2006-2010), Asian Development Bank. CAGR = compound annual growth rate



Valve Materials: Metal vs. Ceramic



Superior Characteristics of Ceramic

Abrasion Resistance

Corrosion Resistance

Resistance to High Temperatures

Longer Working Life - approximately 15X that of metal valves

Metal



Metal ball after one month of service



Standard metal seat ring after two months in operation



Stainless steel wedge gate disc after one week in service

Ceramic



Shengkai ceramic ball after two years in service



Shengkai ceramic seat ring after five years in use



Shengkai wear-resistant ceramic wedge gate disc after five years in operation



Ceramic Valve Application Historically Limited by Size



- Ceramic valves have occupied less than 1% of the overall valve market in China.

Why:

- Valve users unfamiliar with ceramic technology.
- Industrial applications have been limited as ceramic valve manufacturers (excluding SK) are limited to producing ceramic ball valves and adjustable valves with 6" caliber and with pressure levels below 360PSI.

Main competitors lack product portfolio width



- Fujikin (USA) – manufacture of fluid and gas automatic control equipment; produces small ceramic ball valves and mini control valves.



- NANBO Structure Ceramic Co. (Shenzhen, China) – covers the complete production chain from Zirconia powder to structured products; produces small ceramic ball valves and ceramic parts.



- Ceresist Inc. (USA)- Ceramic valve and ceramic pipe manufacturer. Narrow product portfolio, small caliber and high production cost.



Shengkai's Proprietary Technology – Structural Ceramics



Adding zirconia to alumina ceramics to increase toughness and resistance to corrosion.

Successfully using Martensite transformation toughening technology to increase toughness and reduce deformability.

Applying nano-technology to improve toughness and other features.

Enhancing metal processing to enable Shengkai to apply cold-working techniques to its ceramic products.



Shengkai's Proprietary Technology Structural Ceramics



KEY RESULTS

- Shengkai has developed a solid solution and agent that lowers firing temperature and enhances the homogeneous dispersion of ceramic pulp.

- Shengkai has developed joint technologies under differing temperatures, that solve problems that arise from the combination of ceramics and metal that ensure that the valves produced are leak-proof.



Shengkai is a Trailblazer in the Ceramic Valve Industry



Breakthrough Technology, Market Leading Products and Service

- Absolute technical advantage to manufacture ceramic valves with calibers in excess of 6”
- Offers tailor-made solutions to customers’ problems with existing valves



Ceramic Valves and Parts

- Almost every type of general valve available for industrial use in the world
- More than 700 types of valves in 32 series under 9 categories
- 30-50 new models each year
- Valve sizes range from 1.25” to 39”
- Withstand pressure of up to 6,100 PSI
- Temperature resistance up to 1650F
- National patents for 21 products

Breakdown of Sales per Product Type



14.0%
18.0%
54.0%
Ball valves
Adjustable valves
Gate valves
Other products

Other products include cutoff valves, back valves, discharging valves, dry ash valves, spinning valves, check valves, and ceramic parts

Data as of 3/31/09

Customer Segmentation

FY 2008


12.4%
7.3%
80.3%

Expected Breakdown End of FY 2009


15.0%
20.0%
65.0%

Petrochemical | Power generation | Metallurgy, Aluminum and Other

- Proven track record in penetrating Power Generation industry
- Successfully expanded into other industries:
  - Petrochemical
  - Aluminum
  - Metallurgy
  - Environmental protection

- Petrochemical industry is a focus for 2009
  - Company expects segment to account for 20% of sales by the end of FY 2009 compared to 7.3% for FY 2008
- Continue to penetrate power generation and other industries



USA- Case Studies



Case 1: GP Paper Plant

The Environment:

- Salt Cake Slurry Isolation – R8 ClO2 process bleach generator. Ambient temperature. PSI less than 100.

The Problem:

- Salt cake slurry with high chlorides content corrodes alloy valves and high salt solids content erodes the seats in valves, leading to leakage. Titanium and Teflon valves.

The Solution:

- Installed 1" ball valves.
- After 1 year, all valves were still working showing no sign of corrosion or erosion.

Case 2: NRG Energy Power Plant

The Environment:

- Ash handling occurs in a hot and wet environment. Ash is highly abrasive and moves at a high velocity.

The Problem:

- The highly abrasive ash would erode the valve seat causing the gate to move freely. The valve would then erode from the inside.

The Solution:

- Installed 10" knife gate valves.
- Over 2 years of service, no leakage and stable work environment.



Sales & Distribution



Nationwide distribution

- Direct sales and customized solutions to large customers
- ~30 sales agents
- Unique products and service lead to pricing power opportunities

Gearing up for exports

- Exports currently only 1% of total sales
- Approved exporter to Europe, North America, Russia, UAE, and the Asia Pacific Regions
- Comparable small valves priced at discount of 10% to international competitors

300 + customers

- Multiple products with power generation customers such as China Guodian Group and Datang Power Group
- The only approved ceramic valve supplier for SINOPEC
- Preferred supplier for PetroChina
- Expect 30% of revenue in FY 2010 to come from SINOPEC and PetroChina

中国国电集团公司
CHINA GUODIAN CORPORATION

DTP
大唐国际

中国石油天然气股份有限公司
PetroChina Company Limited



Current Production and Capacity Expansion



Existing Facility

- Output in FY 2009 10,000 sets of valves



Qualifications

- DNV and ISO 9001
- API certification required for sales to petrochemical industry
- CE certification to qualify for exports to Europe

New Facility

- Increases capacity to 24,000 sets of valves
- Expected total investment: $27 MM
- Expected completion at end of December 2009.





Growth Strategy



Goals

Increase manufacturing capacity	Improve competitive position against metal valves	Expand geographic footprint internationally

Activities

Increase manufacturing capacity	Improve competitive position against metal valves	Expand geographic footprint internationally
Constructing new manufacturing facility with funds obtained in 2008	Enhance product quality and production efficiency Lower production costs through increased automation	Develop relationships with distributors and customers Accelerate expansion in the next few years when new facility comes on line

Management Team

Mr. Chen Wang, CEO & CTO – Mr. Wang, the founder of Shengkai, has been serving as Chief Executive Officer and Chief Technology Officer since the Company's inception. Prior to founding Shengkai, he worked at Tianjin Dagang Power Plant (September 1987 – July 1992). Mr. Wang has an MBA from Renmin University of China.

Ms. Wei Guo, Finance Manager – Ms. Guo has worked for Shengkai since 2005 and has been the finance manager since January 2007. Prior to working at Shengkai, Ms. Guo was a purchasing specialist at Honeywell International Inc. (China) (August 1998 – August 2005). Ms. Guo is experienced in the field of joint ventures and financial management.

Ms. Li He, COO – Ms. He joined Shengkai in March 2006 and was appointed COO in January 2007. She is experienced in human resources management and business administration. Prior to joining Shengkai, she served as human resources manager of Wah Sang Gas (China) Investment Co., Ltd. (December 2001 – March 2006). Ms. He has a bachelor's degree in economic management.

Mr. Xiaoqian Liu, CMO – Mr. Liu Xiaoqian joined Shengkai in July 2002 as a member of the sales staff and was appointed CMO in January 2007. He graduated in 2002 with a bachelor's degree in chemical machinery.



Rapid Growth and High Profitability





Revenue ($ MM)
CAGR=53.8%
13.8%
13.7
23.1
32.4
24
27.3
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009



Gross Profit ($ MM)
CAGR=51.7%
15.3%
8.3
13.5
19.1
14.4
16.6
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009



Net Income ($ MM)
CAGR=55.5%
19.5%
4.2
6.6
10.1
13.0
7.7
9.2
FY2006
FY2007
FY2008
FY2009*
3 Qtrs FY2008
3 Qtrs FY2009



Net Income Margin
30.5%
28.4%
31.2%
31.9%
33.6%
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009

Make good for FY 2009



Summary Balance Sheet



(US$ Millions)	March 31, 2009	June 30, 2008
Cash and Cash Equivalents	33.4	21.3
Trade Receivables	4.8	3.6
Inventories	1.3	0.7
Total Current Assets	**41.4**	**26.2**
Property, Plant and Equipment	2.5	2.5
Intangible Assets	8.0	6.7
Deposits on Purchase of Computer System	4.4	4.4
Total Assets	**56.3**	**39.8**
Accounts\Notes Payable	2.6	0.9
Taxes Payable	1.2	1.0
Total Current Liabilities	5.2	2.6
Total Liabilities	**5.2**	**2.6**
Stockholders' Equity	**51.1**	**37.2**

Operating Efficiency Ratios	March 31, 2009	June 30, 2008
ROA (ttm)	28.2%	25.4%
ROE (ttm)	30.5%	27.1%
DSO (ttm)	37	30
Inventory Turnover (ttm)	20	18



Summary Income Statement



(US$ Millions)	3 Qtrs FY2009	3 Qtrs FY2008	FY 2008	FY 2007
Total Net Sales	27.3	24.0	32.4	23.1
Revenue Growth	*13.8%*	*n/a*	*40.3%*	*68.6%*
Cost of Sales	(10.7)	(9.6)	(13.2)	(9.2)
Gross Profit	16.6	14.4	19.1	13.9
Gross Margin	*60.8%*	*60.0%*	*59.2%*	*60.0%*
Selling Expenses	(2.7)	(2.3)	(3.0)	(2.6)
General and Administrative Expenses	(1.8)	(1.3)	(1.9)	(1.4)
Income from Operations	12.0	10.9	14.3	9.8
Operating Margin	*44.4%*	*45.0%*	*44.0%*	*42.6%*
Income Before Taxes	12.2	10.9	14.2	9.9
Effective Income Taxes	(3.0)	(3.2)	(4.1)	(3.3)
Effective Tax Rate	*25.0%*	*29.4%*	*29.1%*	*33.3%*
Net Income	9.2	7.7	10.1	6.6
Net Margin	*33.7%*	*32.1%*	*31.2%*	*28.4%*
EBITDA	12.6	11.4	15.1	10.4
EBITDA Margin	*46.2%*	*47.5%*	*46.7%*	*45.1%*



Peer Valuation



Company	Ticker	Stock Price 5/29/09	Market Cap[1] MM	P/E (ttm)	P/B (mrq)	EV/EBITDA (ttm)	Net Profit Margin (mrq)
Shengkai[2]	SKII.OB	$2.75	$82	7.1	1.9	3.7	35.3%
China Valves	CVVT.OB	$2.40	$150	20.0	2.5	9.4	17.3%
CNNC SUFA Technology[3]	000777.sz	$2.58	$519	98	n/a	n/a	1.7%
Hubei Hongcheng[3]	600566.ss	$1.16	$124	101	n/a	n/a	1.2%
Flowserve	FLS	$73.57	$4,120	7.8	4.2	34.9	9.0%
The Gorman-Rupp Company	GRC	$21.00	$350	14.0	2.2	9.1	6.3%
Average (excluding SKII)				48.1	2.9	17.8	7.1%

1. *Market cap calculated using weighted average fully diluted share count as of the latest quarter*
2. *P/E for SKII excludes non-cash dividend*
3. *Data for 000777.sz and 600566.ss converted to USD using exchange rate of RMB/USD 0.1468 (5/14/09)*

Note: Trailing twelve months as of 12 months ended March 31, 2008 for SKII; all other companies trailing twelve months as of 12 months ended March 31, 2009



Investment Highlights



- Large and Growing Market for Industrial Valves
- Ceramic Valves Poised to Capture Market Share from Metal Valves
- Proven Track Record of Solid Growth and High Profitability
- Growth Driven by Industry and Geographic Expansion
- Increasing Manufacturing Capacity to Meet Demand
- Superior Technology and Product Portfolio

Contact Information

Company Contact:

Mr. Jeffrey T. Roney

Shengkai Innovations, Inc.

P.O. Box 303

Scottsville, VA. 24590

Email: jeffrey.roney@shengkai.com

Auditor:

Albert Wong & Co

Legal Counsel:

Sichenzia Ross Friedman Ference LLP



Make Good and Capital Structure



FY 2009 Make Good

		Per Share
Net Income	$13 MM	$0.35
Cash from Operations	$11 MM	$0.37

Capital Structure

	Exercise Price	Amount
Common Stock Outstanding		22,112,500
Preferred Stock Outstanding		7,887,368
Warrants (June 2008 Financing)*		
	$3.52	7,098,632
		213,068
Warrants (July 2008 Financing)**		
	$3.52	2,366,211
		71,023
Total		39,748,802

**Exercisable for a period of five years, until June 10, 2013*

***Exercisable for a period of five years, until July 18 2013*

Per share amount on a fully diluted basis



Non-GAAP Reconciliation Table



	Nine months FY 2009	Nine months FY 2008	FY 2008	FY 2007
EBITDA	12,668,370	11,481,984	15,124,306	10,425,993
Depreciation and amortization	699,485	647,935	873,728	583,416
Operating Income	11,998,885	10,834,049	14,250,578	9,842,577

	Nine months FY 2009		H1 FY 2008		FY 2008		FY 2007	
		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS
Net income	9,177,927	0.306	7,659,113	0.207	10,087,039	0.360	6,571,802	0.320
Non-cash dividends on convertible preferred stock*	(2,560,186)	(0.085)	-	-	(7,742,234)	(0.276)	-	-
Earnings used to calculate diluted earnings per share	6,617,741	0.22	7,659,113	0.207	2,344,805	0.084	6,571,802	0.320
Diluted weighted average shares outstanding	29,999,868		20,550,000		28,028,026		20,550,000	

**Non-cash preferred dividend associated with the Company's Series A preferred stock issued on June 11, 2008 and July 18, 2008. The amount of the dividend was calculated as was the fair value of the common stock at the commitment dates for the Series A preferred stock investment ($2.55 per share), less the proceeds allocated to preferred stock for the 1st and 2nd private placements ($7.3 million and $2.4 million for FY 2008 and Q1 FY 2009 respectively). The non-cash dividends represent the beneficial conversion feature in the equity and are recorded as a transfer from retained earnings to additional paid in capital as dividends, and have no impact on reported net income.*



Thank You